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Exhibit 10.14


                          COMMERCIAL SECURITY AGREEMENT


------------------- ----------------- ---------------- -----------------
    Principal          Loan Date         Maturity          Loan No.
   $150,000.00         06-23-2008       06-09-2009        930610000
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----------------- ---------------- ----------------- -----------------
  Call / Coll         Account          Officer           Initials
                                          RK              /s/ RK
----------------- ---------------- ----------------- -----------------


           References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above
                  containing "***" has been omitted due to text
                               length limitations.

Borrower:                                    Lender:
   Amexdrug Corporation; Dermagen, Inc.;       National Bank of California
   Biorx Pharmaceuticals, Inc.; Royal          Corporate Banking Department
   Health Care, Inc.; and Allied Med Inc.      145 South Fairfax Avenue
   8909 West Olympic Boulevard, Suite 208      Los Angeles, CA  90036
   Beverly Hills, CA 90211

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THIS  COMMERCIAL  SECURITY  AGREEMENT  dated June 23, 2008, is made and executed among Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc. Royal Health Care, Inc.; and Allied Med Inc. ("Grantor") and National Bank of California ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

        All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         (A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

         (B) All products and produce of any of the property described in this Collateral section.

         (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

         (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property -described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

         (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures 'all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made
a) pursuant to a commitment or b) for the same purposes.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

         Organization. Amexdrug Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. Amexdrug Corporation is duly authorized to transact business in all other states in which Amexdrug Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Amexdrug Corporation is doing business. Specifically, Amexdrug Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Amexdrug Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Amexdrug Corporation maintains an office at 8909 West Olympic Boulevard, Suite 208, Beverly Hills, CA 90211. Unless Amexdrug Corporation has designated otherwise in writing, the principal office is the office at which Amexdrug Corporation keeps its books and records including its records concerning the Collateral. Amexdrug Corporation will notify



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                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 2
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         Lender  prior to any change in the  location of Amesdrug  Corporation's state of organization or any change in Amexdrug Corporation's name. Amexdrug Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Amexdrug Corporation and Amexdrug Corporation's business activities.

         Dermagen, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. Dermagen, Inc. is duly authorized to transact business in all other states in which Dermagen, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Dermagen, Inc. is doing business, Specifically, Dermagen, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Dermagen, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Dermagen, Inc. maintains an office at 2500 East Fender Avenue, Suite J, Fullerton, CA 92831. Unless Dermagen, Inc. has designated otherwise in writing, the principal office is the office at which Dermagen, Inc. keeps its books and records including its records concerning the Collateral. Dermagen, Inc. will notify Lender prior to any change in the location of Dermagen, Inc.'s state of organization or any change in Dermagen, Inc.'s name. Dermagen, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Dermagen, Inc. and Dermagen, Inc.'s business activities.

         Biorx Pharmaceuticals, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. Biorx Pharmaceuticals, Inc. is duly authorized to transact business in all other states in which Biorx Pharmaceuticals, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Biorx Pharmaceuticals, Inc. is doing business. Specifically, Biorx Pharmaceuticals, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Biorx Pharmaceuticals, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Biorx Pharmaceuticals, Inc. maintains an office at 318 North Carson #208, Carson City, NV 89701. Unless Biorx Pharmaceuticals, Inc. has designated otherwise in writing, the principal office is the office at which Biorx Pharmaceuticals, Inc. keeps its books and records including its records concerning the Collateral. Biorx Pharmaceuticals, Inc. will notify Lender prior to any change in the location of Biorx Pharmaceuticals, Inc.'s state of organization or any change in Biorx Pharmaceuticals, Inc.'s name. Biorx Pharmaceuticals, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Biorx Pharmaceuticals, Inc. and Biorx Pharmaceuticals, Inc.'s business activities.

         Royal Health Care, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. Royal Health Care, Inc. is duly authorized to transact business in all other states in which Royal Health Care, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Royal Health Care, Inc. is doing business. Specifically, Royal Health Care, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Royal Health Care, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Royal Health Care, Inc. maintains an office at 318 North Carson #208, Carson City, NV 89701. Unless Royal Health Care, Inc. has designated otherwise in writing, the principal office is the office at which Royal Health Care, Inc. keeps its books and records including its records concerning the Collateral. Royal Health Care, Inc. will notify Lender prior to any change in the location of Royal Health Care, Inc.'s state of organization or any change in Royal Health Care, Inc.'s name. Royal Health Care, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Royal Health Care, Inc. and Royal Health Care, Inc.'s business activities.

         Allied Med Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oregon. Allied Med Inc. is duly authorized to transact business in all other states in which Allied Med Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Allied Med Inc. is doing business. Specifically, Allied Med Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Allied Med Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Allied Med Inc. maintains an office at 6312 SW Capitol Highway #226, Portland, OR 97201. Unless Allied Med Inc. has designated otherwise in writing, the principal office is the office at which Allied Med Inc. keeps its books and records including its records concerning the Collateral. Allied Med Inc. will notify Lender prior to any change in the location of Allied Med Inc.'s state of organization or any change in Allied Med Inc.'s name. Allied Med Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Allied Med Inc. and Allied Med Inc.'s business activities.

         Authorization. Grantor's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Grantor, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Grantor's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Grantor or (2) any law, governmental regulation, court decree, or order applicable to Grantor or to Grantor's properties. Grantor has the power and authority to enter into the Note and the Related Documents and to grant collateral as security for the Indebtedness. Grantor has the further power and authority to own and to hold all of Grantor's assets and properties, and to carry on Grantor's business as presently conducted.

         Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and 'Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

         Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name;
         (2) change in Grantor's assumed business name(s); (3) change in the management of any Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor's correct Employer Identification Number. Grantor promptly shall notify Lender should Grantor apply for or obtain a new Employer Identification Number.


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                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 3
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         No Violation.  The execution  and delivery of this  Agreement  will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

         Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

         Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations .as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located. Collateral consisting of inventory and other goods is not currently located and, as long as this Agreement remains in effect, will not be kept in a field or public warehouse or with a bailee, and shall be kept only at locations approved by Lender. Grantor will not permit any of the Collateral to be incorporated in or placed upon any real (immovable) property in such a way that it becomes immobilized under applicable California law. Upon Lender's request, Grantor shall cause any owners or mortgagees of the real property upon which any of of the Collateral may be located to furnish to Lender waivers with respect to any rights in or to the Collateral.

         Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without Lender's prior written consent. If Grantor moves from Grantor's address shown above to another location within the same state, Grantor may move the Collateral to Grantor's new address, but only if Grantor gives Lender the new address in writing prior to Grantor's moving. In any event, Grantor agrees to keep Lender informed at all times of Grantor's current address. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

         Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of-Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

         Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

         Inspection   of    Collateral.    Lender   and   Lender's    designated
         representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

         Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

         Repairs and Maintenance. Grantor shall keep and maintain and shall cause others to keep and maintain the Collateral in good order, repair and merchantable condition. Grantor shall further make and/or cause all necessary repairs to be made to the Collateral, including the repair and restoration of any portion of the Collateral that may be damaged, lost or destroyed. In addition, Grantor shall not, without the prior written consent of Lender, make or permit to be made any alterations to any of the Collateral that may reduce or impair the Collateral's use, value or marketability. Furthermore, Grantor shall not, nor shall Grantor permit others to abandon, commit waste, or destroy the Collateral or any part or parts thereof. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. 'Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

         Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the. Collateral, in Lender's opinion, is not jeopardized.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 4
--------------------------------------------------------------------------------

        Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

        Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated ,to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

        Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds 10,000.00, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

         Required Insurance. So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included (degree)within the term "extended coverage," and by such other hazards (including flood insurance where applicable) as may be required by Lender.

         Insurance Proceeds. Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral. In the event that Grantor should receive any such insurance proceeds, Grantor agrees to immediately turn over and to pay such proceeds directly to tender. All insurance proceeds may be applied, at its sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys' fees necessarily paid or fees necessarily paid or incurred by Lender in this 'connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Collateral; or (2) reducing the then outstanding balance of Grantor's Indebtedness.

         Lender's receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Agreement. Nothing under this section shall be deemed to excuse Grantor from its obligations promptly to repair, replace or restore any lost or damaged Collateral, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair,. replacement or restoration to the satisfaction of Lender. Furthermore, unless otherwise confirmed by Lender in writing, the application or release of any insurance proceeds by Lender shall not be deemed to cure or waive any Event of Default under this Agreement. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

         Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficien. Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

         Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
         (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to -Lender determine, as applicable, the cash value or replacement cost of the Collateral.

         Prior Encumbrances. To the extent applicable, Grantor shall fully and timely perform any and all of Grantor's obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender's security interest. Grantor additionally agrees to obtain, upon Lender's request, and in form and substance as may then be satisfactory to Lender, appropriate waivers and subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 5
--------------------------------------------------------------------------------

         Future Encumbrances. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may' affect the Collateral, or any part or parts thereof, nor shall -Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. In the event that the Collateral or any part or parts thereof is and/or may be located. in and/or on leased premises, Grantor shall promptly pay the full amount of such rental or lease payments whenever the same shall be due so that no lessor's lien or privilege may ever attach to or affect any of the Collateral with possible preference and priority over the lien of this Agreement. In the event that any of the Collateral is purchased or otherwise acquired by Grantor on a credit or deferred payment sales basis, Grantor shall promptly pay the full amount of the purchase or acquisition price of such Collateral so that no vendor's lien or privilege, or purchase money security interest, may ever attach to or be asserted against any of the Collateral with possible preference and priority over the lien of this Agreement. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

         As long as this Agreement remains in effect, Grantor will not permit any levy, attachment or restraint to be made affecting any of the Collateral, or permit any notice of lien to be filed with respect to the Collateral or any part or parts thereof, or permit any receiver, trustee, custodian or assignee for the benefit of creditors to be appointed to take possession of any of the Collateral. Notwithstanding the foregoing, Grantor may, at its sole expense, contest in good faith by appropriate proceedings the validity or amount of any levy, attachment, restraint or lien filed against or affecting the Collateral, or any part or parts thereof; provided that (1) Grantor notifies Lender in advance of Grantor's intent to contest such a levy, attachment, restraint or lien, and (2) Grantor provides additional security to Lender, in form and amount satisfactory to Lender.

         Notice of Encumbrances. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees td notify
         Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

         Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral in which a security interest is granted hereunder, in accordance with GAAP, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or Lender's designated agents. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor's officers and representatives, at such reasonable times as Lender may designate.

         Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. -Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

ADDITIONAL COVENANTS. Grantor additionally agrees:

         No Settlement or Compromise. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of the Collateral.

         Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral, which books and records shall at all times be open to inspection and copying by Lender or its designated agent. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor at such reasonable times as Lender may designate.

         Aging  of  Accounts.  Grantor  will  periodically,  at  such  intervals requested by Lender, furnish Lender with an aging of that part of the Collateral consisting of accounts, together with a certificate executed by an officer of Grantor, in such form and containing such representations and warranties regarding the accounts as Lender may reasonably require.

         Lock Box. Grantor agrees that Lender may at any time require Grantor to institute procedures whereby the proceeds and/or payments of any accounts subject to this Agreement shall be paid by the debtors thereof under a lock box arrangement to Lender, or to Lender's agent, or to one or more financial institutions designated by Lender. Grantor further agrees that, if no Event of Default exists under this Agreement, any and all of such funds received under such a lock box arrangement shall, at Lender's sole election and discretion, either be: (a) paid and/or turned over to Grantor; (b) deposited into one or more accounts for the benefit of Grantor (which deposit accounts shall be subject to collateral assignment and pledge in favor of Lender as provided under this Agreement); (c) deposited into one or more accounts for the joint benefit of Grantor and Lender (which deposit accounts shall likewise be subject to assignment and pledge in favor of Lender as provided under this Agreement); (d) paid and/or turned over to Lender to be applied to the Indebtedness in such order and priority as Lender may determine within its sole discretion; or (e) any combination of the foregoing as Lender shall determine from time to time. Grantor further agrees that, should one or more Events of Default exist under this Agreement, any and all funds received under such a lock box arrangement shall be paid and/or turned over to Lender to be applied to principal, accrued interest, costs, expenses, attorneys' fees and other fees and charges under the Indebtedness, again in such order and priority as Lender may determine within its sole discretion.

         Notice to Obligors. Upon request by Lender, Grantor immediately will notify individual obligors with regard to the Collateral, advising such obligors of the fact that Lender has been granted a security interest in their obligations. In the event that Grantor should fail to provide such notices for any reason upon Lender's request, Grantor agrees that Lender may forward appropriate notices to such obligors and debtors

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 6
--------------------------------------------------------------------------------

         either in Lender's name or in Grantor's name. Additional Documents. Grantor shall at any time, from time to time, one or more times, upon Lender's written request, execute and deliver such further documents and do any and all such further acts and things as Lender may reasonably request, within Lender's sole discretion, to effect the purposes of this Agreement.

         Verifications. Grantor additionally agrees that Lender or Lender's agents may periodically contact individual debtors whose notes, instruments and chattel paper have been assigned and pledged under this Agreement in order to verify the amounts then owing under such obligations, to determine whether such debtors have any offsets or counterclaims against Grantor, and with respect to such other matters about which Lender may inquire.

         Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral and Rights, and Lender will promptly give like notice to Grantor of any such notices received by Lender or its nominee.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) J be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

         Payment Default. Grantor fails to make any payment when due under the Indebtedness.

         Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

         Default in Favor of Third Parties. Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Grantor's property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside discharged or stayed within thirty {30) days after the same is levied.

         Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

         Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

         Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars {$10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty {30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety,or accommodation party of any of the Indebtedness or Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         Insecurity. Lender in good faith believes itself insecure.

         Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately iinitiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 7
--------------------------------------------------------------------------------

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this, Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

         Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

         Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income,. and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         Obtain  Deficiency.  If  Lender  chooses  to  sell  any  or  all of the
         Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

         Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law; in equity, or otherwise.

         Election of Remedies. Except as may be prohibited by applicable -law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing. and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Arbitration. Grantor and tender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Grantor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 8
--------------------------------------------------------------------------------

         Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

         Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

         Joint and Several Liability. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

         Non-Liability of Lender. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor's own judgment with respect to Grantor's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Grantor of any matter with respect to Grantor's business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

         Notice of Lender's Breach. Grantor must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty
         (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Grantor waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

         Indemnification of Lender. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses {including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Grantor's rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Grantor to perform any of its obligations hereunder; and/or (4) any failure of Grantor to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Grantor's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Grantor's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Grantor's indemnification obligations apply, then, upon Lender's demand, Grantor, at its sole cost and expense, shall defend such claim, action or proceeding in Grantor's name, if necessary, by the attorneys for Grantor's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees and disbursements of such attorneys.

         Preference Payments. Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Grantor as provided in this Agreement.

         No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current' address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

         Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

         Waiver of Co-Obligor's Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                             Page 9
--------------------------------------------------------------------------------

         circumstance, If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

         Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the
         Indebtedness by way of forbearance or extension without releasing 'Grantor from the obligations of this Agreement or liability under the Indebtedness.

         Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

         Time is of the Essence. Time is of the essence in the performance of this Agreement.

         Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms . sed in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         Borrower. The word "Borrower" means Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.; Royal Health Care, Inc.; and Allied Med Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

         Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

         Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

         Encumbrance. The word "Encumbrance" means any and all presently existing o"future mortgages, liens, privileges and other contractual and statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

         Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, at seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         Grantor. The word "Grantor" means Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.; Royal Health Care, Inc.; and Allied Med Inc.

         Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness, and, in each case, Grantor's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

         Guaranty. The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

         Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which 'Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision, together with all interest thereon and all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

         Lender. The word "Lender" means National Bank of California, its successors and assigns.

         Note. The word "Note" means the Note executed by Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.; Royal Health Care, Inc.; and Allied Med Inc. in the principal amount of $150,000.00 dated June 23, 2008, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

         Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

         Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements - and documents, whether now or hereafter existing, executed in connection with the indebtedness.

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 930610000                (Continued)                            Page 10
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         Rights.  The  word  "Rights"  means   individually,   collectively  and
         interchangeably any and all of Grantor's additional rights granted and pledged to Lender as provided under this Agreement.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 23, 2008.

GRANTOR:

AMEXDRUG CORPORATION

By:     /s/ Jack N. Amin
   ---------------------------------
     Jack N. Amin, President/Secretary
     of Amexdrug Corporation

DERMAGEN, INC.

By:     /s/ Jack N. Amin
   ---------------------------------
     Jack N. Amin, President/Secretary
     of Dermagen, Inc.

BIORIX PHARMACEUTICALS, INC.

By:     /s/ Jack N. Amin
   ---------------------------------
     Jack N. Amin, President/Secretary
     of Biorx Pharmaceuticals, Inc.

ROYAL HEALTH CARE, INC.

By:     /s/ Jack N. Amin
   ---------------------------------
     Jack N. Amin, President/Secretary
     of Royal Health Care, Inc.

ALLIED MED INC.

By:     /s/ Jack N. Amin
   ---------------------------------
     Jack N. Amin, President/Secretary
     of Allied Med Inc.

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